VANGUARD/TRUSTEES'
EQUITY FUND-U.S. PORTFOLIO

Semiannual Report
June 30, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

[PHOTO]

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       3

                                  Report From
                                  The Adviser
                                       5

                                  Performance
                                    Summary
                                       6

                                   Financial
                                   Statements
                                       7

                                  Trustees And
                                    Officers

                               INSIDE BACK COVER

                        All comparative mutual fund data
                   are from Lipper Analytical Services, Inc.
                     or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,

The stock market continued its amazing climb during the first half of 1997. Vanguard/Trustees' Equity Fund-U.S. Portfolio achieved a return of +18.7% during the first half of the year, a result that was satisfying not only on an absolute basis, but also relative to the average general equity mutual fund, if not to the Standard & Poor's 500 Composite Stock Price Index.

     The following table compares the Portfolio's total return (capital change plus reinvested dividends) for the six-month period with those of the average general equity fund and the unmanaged Index.

     The Portfolio's return is based on an increase in net asset value from $37.08 per share on December 31, 1996, to $41.04 per share on June 30, 1997, with the latter figure adjusted for a dividend of $0.22 per share paid from net investment income and distributions totaling $2.44 per share from net realized capital gains. Income distributions, formerly made quarterly, are now being made semiannually.


----------------------------------------------------------
                                            TOTAL RETURN
                                          SIX MONTHS ENDED
                                            JUNE 30, 1997
----------------------------------------------------------
Vanguard/Trustees' Equity Fund-
  U.S. Portfolio                              +18.7%
----------------------------------------------------------
Average General Equity Fund                   +13.0%
----------------------------------------------------------
S&P 500 Index                                 +20.6%
----------------------------------------------------------


THE PERIOD IN REVIEW

A nearly perfect climate for common stocks--strong economic growth, rising corporate profits, and decelerating inflation--prevailed during the six months ended June 30. While the market's rising tide lifted all boats, large-capitalization stocks rose the most. Even so, the advance was not without incident: The S&P 500 Index endured a decline of nearly -10% during the seven weeks following February 18, when the Index reached a record high. However, that drop was quickly aborted, and by early May the market was setting record highs almost weekly.

     Jitters about interest rates and inflation were the apparent causes of the brief slide. Although the Federal Reserve Board raised its target for the federal funds rate by a quarter-point to 5.50% on March 25, short-term interest rates ended the period where they began it (5.17% for 90-day U.S. Treasury bills). Longer-term rates were up only slightly on balance during the first half of the year (by amounts ranging from 0.08% on 10-year Treasury bonds to 0.21% on 3-year Treasury notes). The stock market's strong rebound in the second quarter stemmed from a combination of factors, including strong corporate earnings reports, a lessening of inflation fears, and an easing in interest rates. Whatever their causes, the price fluctuations served as a clear reminder of the volatility that is very much a part of investing in stocks.

     Our Portfolio gave a decent account of itself during the period. While our return trailed the +20.6% return of the S&P 500 Index by 1.9 percentage points, we regard that as a satisfactory result in light of the market's extreme tilt toward the largest-capitalization stocks.

     One indication of the bias toward large-cap stocks during the period is that the return on the S&P 500 Index was nearly double the +10.6% return on the rest of the stock market (as represented by the Wilshire 4500 Equity Index). Even within the S&P 500 Index there was a powerful bias toward big stocks and against smaller stocks: The 100 largest stocks in the Index returned +23.4% while the 400 others provided a return of +15.2%. Thus, part of our shortfall versus the Index was due to the fact that the average market capitalization of the Portfolio's holdings ($25.8 billion) was smaller than that of the S&P 500 Index ($32.9 billion). Most of the rest of the shortfall can be traced to our holdings of health-care stocks. Although these issues earned about +23% for the Portfolio during the half-year, they trailed the +31% return on health-care stocks in the Index.

     The Portfolio enjoyed a substantial edge of 5.7 percentage points over the average competing fund during the six months. Ironically, this was due in part to the market's bias toward large stocks, which hurt our performance relative to the Index. Many funds in the general equity category invest more heavily than our Portfolio does in mid- and small-cap stocks and were thus at a disadvantage in the first half of this year. Also, operating expenses--which to one degree or another reduce returns delivered by all mutual funds--are considerably lower for the Portfolio than for most competing funds (our expenses amount to about 0.50% of average net assets versus roughly 1.40% for the average general equity fund).

IN SUMMARY

The extraordinary bull market for U.S. stocks that began almost 15 years ago has amply demonstrated the rewards of long-term investing. Risk, the inseparable companion of reward, may not be so apparent after such a period. Yet investors disregard risk at their peril. So we hope that the sizable, sudden fluctuations in the stock market during the first half of 1997 reinforced two key messages that we have repeatedly stressed in these Reports to you.

     The first message, of course, concerns the importance of holding a balanced portfolio of stock funds, bond funds, and money market funds in proportions appropriate to your financial situation, tolerance for risk, and investment objectives. By making it easier to ride out episodes of market volatility, a balanced portfolio helps investors to adhere to our second message: Always "stay the course" toward your long-term investment goals.



/s/ JOHN C. BOGLE                                           /s/ JOHN J. BRENNAN

John C. Bogle                                               John J. Brennan
Chairman of the Board                                       President

July 11, 1997

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1997

U.S. EQUITY MARKETS

As the economy continued to grow while the rate of inflation did not, a robust market provided solid gains to investors in U.S. common stocks during the first half of 1997. The best performers were primarily larger-capitalization issues, although the small-company indexes exhibited some strength in the final two months of the period. Over the half-year, the Standard & Poor's 500 Composite Stock Price Index gained 20.6%, fueled by a 10.8% boost since the end of April. Reflecting the gains among smaller companies, the Russell 2000 Index posted a 10.2% increase for the six-month period, driven by an 11.1% jump in May and a 4.3% rise in June. It was particularly noteworthy that the recent small-cap gains were led by small growth stocks, the worst segment of the U.S. market during the past 12 months. This group has surged 17.6% since the end of March, although at the half-year's end it still lagged the S&P 500 Index by a sizable margin (5.2% versus 20.6%).

     Stocks benefited from the continued strength of corporate earnings, which rose some 15% during the past year, and from a widespread confidence reflected in increased price/earnings ratios. The strength in earnings, the expectation that income will continue to increase at an attractive pace, and the further conviction that inflation is not a problem helped stocks to continue to produce solid gains in the fiscal period. What's more, earnings have shown not only good strength but remarkable consistency in beating the consensus forecasts of Wall Street analysts.

----------------------------------------------------------
                                     TOTAL RETURNS
                              PERIODS ENDED JUNE 30, 1997
                             -----------------------------
                               6 MONTHS  1 YEAR  5 YEARS*
----------------------------------------------------------
EQUITY
   S&P 500 Index                20.6%    34.7%     19.8%
   Russell 2000 Index           10.2     16.3      17.9
   MSCI EAFE Index              11.4     13.2      13.2
----------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index   3.1%     8.2%      7.1%
   Lehman 10-Year Municipal
     Bond Index                  3.3      8.3       7.4
   Salomon Brothers Three-Month
     U.S. Treasury Bill Index    2.6      5.3       4.5
----------------------------------------------------------
OTHER
   Consumer Price Index          1.1%     2.3%      2.7%
----------------------------------------------------------

*Average annual.

     The strongest gains in the S&P 500 Index during the past six months came from the health-care sector (up 31.4%) and the consumer-staples sector (up 23.9%). By contrast, numerous uncertainties for utilities caused the issues in that sector to lag the broad market, although, on an absolute basis, their 8.2% return over six months is quite good.

U.S. FIXED-INCOME MARKETS

The modest rise in interest rates during the past six months reflects the economy's underlying momentum. The 10-year U.S. Treasury's yield increased from 6.42% at the end of December to 6.97% by the middle of April. In the following weeks, economic reports indicated a slowing in economic growth and further reduced fears of an increase in inflation. This news helped interest rates fall to 6.50% by the end of June.

     Fueled by robust consumer spending, the U.S. economy expanded at a remarkable 5.8% rate in the first three months of 1997. Reflecting the vibrant economy, the nation's unemployment rate stood at 5.0% in June. Strong economic growth and tight labor markets have often led to rising inflation because of increased demand for goods and services. With this in mind, the Federal Reserve raised its federal funds interest rate target by 0.25% on March 25 in a "preemptive" strike against mounting inflationary pressures. Observed price increases have been subdued in recent months, however. Wholesale prices have fallen in each of the first six months of 1997, and so far this year consumer prices have risen at a slower pace than last year.

     With interest rates very close to year-end levels, bond investors have fared reasonably well during the past six months, as illustrated by the 3.1% return of the Lehman Brothers Aggregate Bond Index. Investors who favored shorter-maturity and lower-quality issues achieved somewhat better returns. Mortgage-backed securities continued to perform well because refinancing activity has been reduced to historically low levels as interest rates have risen. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

International investors received fairly good returns over the past six months. As measured by the broad Morgan Stanley Capital International Europe, Australasia, Far East Index, foreign markets gained 11.4%.

     The period saw two major developments. First, the Japanese stock market moved sharply higher in the spring, returning 11.1% in May and 7.5% in June to U.S. investors. Better tone in the economy, plus strong earnings reported by export-oriented companies benefiting from the weak yen, gave Japan a long-awaited boost. For the six months, the Japanese market is up 9.2%. The competitive benefits of a weak currency relative to the dollar extended to Germany, where the export-driven capital goods and chemical manufacturers gained; overall, the German market rose 17.0% during the six-month period.

     Arguably the biggest news came from the French elections at the end of May. The new government is considered to be less friendly toward the austerity measures needed to meet the eligibility requirements for the European Monetary Union (EMU) in 1999. The French elections also had a broad impact across the continent. Although most investors appear to agree that the elections won't jeopardize the continent's move toward the EMU, the timing and intensity of the fiscal measures are now less certain. For the six months, Europe gained 24.8% in local currencies, which a strong dollar trimmed to 14.4% for U.S. investors.

[PHOTO]

REPORT FROM THE ADVISER

The first half of 1997 continued the trends of last year, as your Portfolio outperformed both the broad stock market indexes, such as the Wilshire 5000 Equity Index, and the average general equity fund, but lagged the Standard & Poor's 500 Composite Stock Price Index. The largest stocks continued to account for a disproportionate amount of the Index's returns, which meant that our mid- to smaller-capitalization equities underperformed relative to the Index. Having said that, your Portfolio is having a solid year, with its return exceeding those of the average individual stock and the average general equity fund.

     Your Portfolio is invested in both "growth" stocks and "value" stocks. The growth component has a larger market capitalization than the value component due to our current emphasis on stability of earnings and financial quality. However, your Portfolio does have some smaller stocks selected for their growth momentum. We continue to feel that the faster growth rates of these stocks, coupled with their lower valuation multiples, will reward our Portfolio in the near future. What we will not own in the growth segment of the market are any firms with disappointing earnings. In this market, when earnings disappointments are punished by severe price declines, what you don't own is probably more important than what you do own.

     Our value component did better than the value stock indexes due to our overweighting in the consumer sector and in capital equipment stocks and our underweighting of the utility sector. We do not foresee many changes in your Portfolio's value component, except for the auto industry, in which we will be underweighted versus the market indexes. The value stocks that we want to own in this investment environment not only have reasonable price/earnings multiples, but also have some sort of earnings visibility. The market continues to reward good earnings and we want your Portfolio situated accordingly.

     Although 1997 has been kind to your Portfolio relative to our peers and the extended market indexes, we still have our work cut out for us in our quest to provide higher returns than those of the S&P 500 Index. We believe that your Portfolio as situated will benefit from holdings of high-quality companies with stable earnings growth. Such stocks should have their multiples expand at the expense of speculative growth names. In addition, we should benefit if we succeed in avoiding earnings disappointments in the value component.

     We are extremely optimistic about the Portfolio's future investment performance and appreciate your continued confidence.

John J. Geewax, General Partner
Geewax, Terker & Company

July 10, 1997

INVESTMENT PHILOSOPHY

The Portfolio reflects a belief that superior long-term investment results can be achieved by investing in a diversified group of stocks, of which 50% to 70% are selected for their exceptional "value" characteristics and the balance for their above-average prospects for growth. In addition, stocks are analyzed before selection to eliminate those that are illiquid, of dubious financial strength, or subject to negative investor sentiment.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TRUSTEES' EQUITY FUND-U.S. PORTFOLIO
TOTAL INVESTMENT RETURNS: JANUARY 31, 1980-JUNE 30, 1997
---------------------------------------------------------
        TRUSTEES' EQUITY FUND-U.S. PORTFOLIO      S&P 500
FISCAL  CAPITAL      INCOME          TOTAL         TOTAL
YEAR    RETURN       RETURN         RETURN        RETURN
---------------------------------------------------------
1980     11.2%        6.2%           17.4%         24.6%
1981      3.6         6.7            10.3          -4.9
1982     17.4         7.4            24.8          21.5
1983     23.9         5.2            29.1          22.5
1984     -7.4         4.5            -2.9           6.3
1985     15.4         5.1            20.5          31.8
1986     11.3         4.0            15.3          18.7
1987     -0.3         2.0             1.7           5.3
1988     20.1         4.5            24.6          16.6
1989     13.8         3.4            17.2          31.7
1990    -12.4         4.1            -8.3          -3.1
1991     23.1         3.5            26.6          30.5
1992      3.9         2.6             6.5           7.6
1993     15.6         1.6            17.2          10.1
1994     -5.0         1.1            -3.9           1.3
1995     30.9         2.3            33.2          37.6
1996     19.3         2.0            21.3          23.0
1997*    18.1         0.6            18.7          20.6
---------------------------------------------------------

 *Six months ended June 30, 1997.

 See Financial Highlights table on page 13 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------------
                                                                      10 YEARS
                                INCEPTION                   --------------------------
                                  DATE     1 YEAR   5 YEARS    CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------
Trustees' Equity Fund-
   U.S. Portfolio                1/31/80    32.75%  18.83%      9.26%    2.60%  11.86%
--------------------------------------------------------------------------------------

[PHOTO]

FINANCIAL STATEMENTS
JUNE 30, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------
                                                                              MARKET
TRUSTEES' EQUITY FUND-                                                        VALUE*
U.S. PORTFOLIO                                                SHARES           (000)
-------------------------------------------------------------------------------------
COMMON STOCKS (97.8%)
-------------------------------------------------------------------------------------
AUTO & TRANSPORTATION (3.7%)
 -    Autoliv, Inc.                                            3,000    $        117
      CSX Corp.                                               14,700             816
      ComAir Holdings, Inc.                                    8,500             235
      Dana Corp.                                               6,600             251
      Ford Motor Co.                                          35,500           1,340
      General Motors Corp.                                    26,400           1,470
 -    Halter Marine Group, Inc.                                3,097              74
      Harley-Davidson, Inc.                                    3,500             168
 -    Lear Corp.                                              16,000             710
      Newport News Shipbuilding Inc.                             740              14
      Southwest Airlines Co.                                   8,600             223
      Union Pacific Corp.                                      7,700             543
                                                                        -------------
                                                                               5,961
                                                                        -------------
CONSUMER DISCRETIONARY (10.7%)
      American Greetings Corp. Class A                         6,500             241
      Applebee's International, Inc.                           2,000              53
 -    Bed Bath & Beyond, Inc.                                  5,800             176
 -    Blyth Industries, Inc.                                   8,850             299
 -    CUC International, Inc.                                 47,100           1,216
      Callaway Golf Co.                                        6,300             224
      Cash America International Inc.                          9,239              97
      Central Newspapers Inc.                                  4,600             329
 -    Consolidated Stores, Inc.                                5,093             177
 -    Costco Cos., Inc.                                        9,900             325
      Cracker Barrel Old Country
        Stores, Inc.                                           4,000             105
 -    Daisytek International Corp.                             1,400              55
      The Walt Disney Co.                                     24,900           1,998
      Dollar General Corp.                                    16,500             619
      Eastman Kodak Co.                                        7,100             545
      Fastenal Co.                                             3,100             151
 -    Friedman's Inc. Class A                                  4,500             103
      Gannett Co., Inc.                                        5,200             514
      The Gap, Inc.                                           11,500             447
 -    GTech Holdings Corp.                                     2,000              64
      Hasbro, Inc.                                            14,100             400
      Home Depot, Inc.                                        10,000             689
      Houghton Mifflin Co.                                       800              53
      International Game Technology                            8,900             158
      Interpublic Group of Cos., Inc.                          2,500             153
      Intimate Brands, Inc.                                    7,800             164
      Kellwood Co.                                            14,000             389
      Knight-Ridder, Inc.                                      6,000             294
 -    Kohls Corp.                                              2,800             148
      Leggett & Platt, Inc.                                    8,700             374
      Liz Claiborne, Inc.                                      3,500             163
 -    Lone Star Steakhouse & Saloon                            6,800             177
      Lowe's Cos., Inc.                                       14,500             538
 -    MGM Grand Inc.                                           1,500              55
      Marriott International                                   2,600             160
      Mattel, Inc.                                             9,975             338
      McDonald's Corp.                                         4,700             227
      Newell Co.                                               6,400             254
 -    On Assignment, Inc.                                      1,200              46
      Pittston Brink's Group                                   2,600              78
 -    Prime Hospitality Corp.                                  4,300              85
 -    Rural/Metro Corp.                                        3,000              87
      E.W. Scripps Co.                                         1,000              42
      Service Corp. International                              6,500             214
 -    Staples, Inc.                                           20,400             472
 -    Stein Mart, Inc.                                         2,200              66
 -    Sylvan Learning Systems, Inc.                            2,600              88
      TJX Cos., Inc.                                           6,400             169

-------------------------------------------------------------------------------------
                                                                              MARKET
TRUSTEES' EQUITY FUND-                                                        VALUE*
U.S. PORTFOLIO                                                SHARES           (000)
-------------------------------------------------------------------------------------
 -    Toys R Us, Inc.                                          5,400    $        189
      Tribune Co.                                             17,100             822
      Wal-Mart Stores, Inc.                                   51,300           1,735
      Warnaco Group                                            7,400             236
      Wendy's International, Inc.                              9,700             252
                                                                        -------------
                                                                              17,053
                                                                        -------------
CONSUMER STAPLES (11.2%)
      CPC International, Inc.                                  8,100             748
      The Coca-Cola Co.                                       31,000           2,092
      Colgate-Palmolive Co.                                   20,800           1,357
      Dimon Inc.                                               1,600              42
      Gillette Co.                                            19,600           1,857
      H.J. Heinz Co.                                          15,800             729
      PepsiCo, Inc.                                           74,800           2,810
      Philip Morris Cos., Inc.                                61,800           2,742
      Procter & Gamble Co.                                    18,200           2,571
      The Quaker Oats Co.                                      5,500             247
      RJR Nabisco Holdings Corp.                              22,600             746
      Richfood Holdings, Inc.                                  3,300              86
      Sara Lee Corp.                                          11,700             487
      SuperValu Inc.                                           2,300              79
      Sysco Corp.                                             21,500             785
      Universal Corp.                                          2,600              82
 -    Whole Foods Market, Inc.                                 4,200             139
      Wrigley, (Wm.) Jr. Co.                                   2,400             161
                                                                        -------------
                                                                              17,760
                                                                        -------------
FINANCIAL SERVICES (10.6%)
      AFLAC, Inc.                                              3,800             180
      American Express Co.                                     2,500             186
      American International
        Group, Inc.                                            8,500           1,270
      Automatic Data Processing, Inc.                         23,500           1,105
      Bankers Trust New York Corp.                             4,500             392
      E.W. Blanch Holdings, Inc.                               3,200              85
      CMAC Investment Corp.                                    2,300             110
      Capital One Financial Corp.                              5,800             219
      Chase Manhattan Corp.                                    3,764             365
      Countrywide Credit Industries, Inc.                      3,800             118
      Donaldson, Lufkin & Jenrette, Inc.                       3,400             203
      A.G. Edwards & Sons, Inc.                                9,800             419
      Equitable of Iowa Co.                                    9,700             543
      Everest Reinsurance Holdings, Inc.                       1,400              55
      Fannie Mae                                              20,200             881
      Federal Home Loan
        Mortgage Corp.                                        33,800           1,162
      Fifth Third Bancorp                                      1,900             156
      FINOVA Group, Inc.                                       2,100             161
      First American Corp. (Tenn.)                             4,000             153
      First Data Corp.                                        17,300             760
 -    FIserv, Inc.                                             4,800             214
      Franklin Resources Corp.                                 2,250             163
      Frontier Insurance Group, Inc.                           1,600             104
      General Re Corp.                                         1,900             346
      Jack Henry & Associates                                  2,100              51
      Life Re Corp.                                            1,100              51
      Loews Corp.                                              2,900             290
      MGIC Investment Corp.                                    3,600             172
      Marsh & McLennan Cos., Inc.                              9,600             685
      Morgan Stanley, Dean Witter,
        Discover and Co.                                      16,060             692
      NationsBank Corp.                                       25,800           1,664
      Norwest Corp.                                           12,600             709
      Paychex, Inc.                                            3,975             153
      Penncorp Financial Group Inc.                            1,400              54
      Regions Financial Corp.                                  7,200             228
      St. Paul Cos., Inc.                                      5,000             381
      State Street Corp.                                       3,200             148
      Student Loan Marketing Assn.                             4,800             610
      Summit Bancorp                                           4,300             216
 -    SunGard Data Systems, Inc.                               1,700              79
      Torchmark Corp.                                          5,000             356
      Transatlantic Holdings, Inc.                             3,200             318
      Travelers Group Inc.                                     5,000             315
      UNUM Corp.                                               7,600             319
      Vesta Insurance Group, Inc.                              1,900              82
                                                                        -------------
                                                                              16,923
                                                                        -------------
HEALTH CARE (13.4%)
      Abbott Laboratories                                     28,100           1,876
 -    Agouron Pharmaceuticals, Inc.                            1,200              97
 -    ALZA Corp.                                               5,100             148
 -    American HomePatient, Inc.                               2,400              60
      Amgen, Inc.                                             12,350             717
      Bergen Brunswig Corp. Class A                           13,750             383
      Bristol-Myers Squibb Co.                                13,500           1,094
 -    Chiron Corp.                                             5,200             108
      Columbia/HCA Healthcare Corp.                           28,700           1,128
      DENTSPLY International Inc.                              9,400             459
 -    EmCare Holdings Inc.                                     2,900             106
 -    Express Scripts                                          1,700              70
 -    Foundation Health Systems
        Class A                                                9,440             286
 -    Genesis Health Ventures Inc.                             2,500              84
 -    HEALTHSOUTH Corp.                                       20,600             514
 -    HealthCare COMPARE Corp.                                 5,100             267
 -    Healthcare & Retirement Corp.                            3,600             120
      Johnson & Johnson                                       31,700           2,041
 -    Lincare Holdings Inc.                                   13,300             572
      McKesson Corp.                                           1,400             109
      Merck & Co., Inc.                                       33,800           3,498
 -    MiniMed, Inc.                                            3,700              98
 -    Multicare Cos., Inc.                                     3,700             101
 -    Orthodontic Centers of
        America, Inc.                                          5,800             106
 -    Oxford Health Plan                                       8,700             624
 -    Pediatrix Medical Group, Inc.                            2,200             101
      Pfizer, Inc.                                            22,800           2,725
 -    Phymatrix Corp.                                          5,800              89
 -    PhyCor, Inc.                                             2,600              89
 -    Prime Medical Services, Inc.                             8,000              86
 -    Quorum Health Group, Inc.                               24,400             866
 -    Henry Schein, Inc.                                       1,400              43
 -    Serologicals Corp.                                       3,000              66
 -    Sofamor Danek Group, Inc.                                2,200             101
      Stryker Corp.                                            2,100              74
 -    Sybron International Corp.                               4,200             167
 -    Tecnol Medical Products Inc.                             2,600              57
 -    Tenet Healthcare Corp.                                   3,645             108
 -    Total Renal Care Holdings, Inc.                          7,000             281
      United Healthcare Corp.                                 15,700             816
      U.S. Surgical Corp.                                      8,100             302

-------------------------------------------------------------------------------------
                                                                              MARKET
                                                                              VALUE*
                                                              SHARES           (000)
-------------------------------------------------------------------------------------
 -    Vencor, Inc.                                             6,200    $        262
 -    Watson Pharmaceuticals, Inc.                             8,800             371
                                                                        -------------
                                                                              21,270
                                                                        -------------
INTEGRATED OILS (8.3%)
      Amoco Corp.                                             17,200           1,495
      Atlantic Richfield Co.                                  10,500             740
      Chevron Corp.                                           16,000           1,183
      Cross Timbers Oil Co.                                    1,500              29
      Enron Corp.                                             15,000             612
      Exxon Corp.                                             76,400           4,699
      Mobil Corp.                                             24,600           1,719
      Phillips Petroleum Co.                                  11,400             499
      Texaco Inc.                                             16,300           1,773
      Unocal Corp.                                            11,400             442
                                                                        -------------
                                                                              13,191
                                                                        -------------
OTHER ENERGY (2.3%)
      Baker Hughes, Inc.                                       2,600             101
 -    CalEnergy Co.                                            3,000             114
      Devon Energy Corp.                                       2,800             103
 -    Diamond Offshore Drilling, Inc.                          1,000              78
      El Paso Natural Gas                                        337              19
 -    Global Marine, Inc.                                     13,200             307
      Halliburton Co.                                          1,700             135
      Lomak Petroleum, Inc.                                    4,200              75
      Mapco Inc.                                               5,000             157
 -    Nabors Industries, Inc.                                  3,500              87
      Noble Affiliates, Inc.                                   1,000              39
 -    Noble Drilling Corp.                                     2,400              54
 -    Reading & Bates Corp.                                    7,750             207
      Schlumberger Ltd.                                        4,000             500
 -    SEACOR SMIT Inc.                                           500              26
 -    Smith International, Inc.                                4,000             243
 -    Stone Energy Corp.                                       3,200              88
      Tidewater, Inc.                                          7,800             343
      Union Texas Petroleum
        Holdings, Inc.                                        15,000             314
      Vintage Petroleum, Inc.                                  3,000              92
 -    Weatherford Enterra Inc.                                 5,000             192
 -    Western Atlas, Inc.                                      5,700             418
                                                                        -------------
                                                                               3,692
                                                                        -------------
MATERIALS & PROCESSING (7.4%)
 -    ABT Building Products Corp.                              1,000              26
      AK Steel Corp.                                           1,900              84
      Air Products & Chemicals, Inc.                           7,700             626
      Allegheny Teledyne Inc.                                  7,200             194
      AMCOL International Corp.                               15,500             279
      Belden Inc.                                              3,000             102
      Bemis Co., Inc.                                         10,900             472
      BetzDearborn Inc.                                        3,600             238
      W.H. Brady Class A                                      12,100             350
      Crompton & Knowles Corp.                                 4,000              89
      Crown Cork & Seal Co., Inc.                              5,300             283
      E.I. du Pont de Nemours & Co.                           26,200           1,647
      Ecolab, Inc.                                             5,400             258
      Engelhard Corp.                                          9,500             199
      M.A. Hanna Co.                                           3,100              89
      Illinois Tool Works, Inc.                               12,200             609
 -    Jacobs Engineering Group Inc.                            3,300              89
      Lafarge Corp.                                            5,700             140
      Lilly Industries Inc. Class A                            4,400              89
      Lubrizol Corp.                                           9,800             411
      Martin Marietta Materials, Inc.                          7,700             249
      Masco Corp.                                              4,000             167
      Morton International, Inc.                              16,900             510
      Nalco Chemical Co.                                       4,100             158
      Nucor Corp.                                              5,300             299
      Oregon Steel Mills, Inc.                                 8,400             167
      Praxair, Inc.                                            7,000             392
      RPM Inc. (Ohio)                                         25,300             465
      Rohm & Haas Co.                                          5,500             495
      A. Schulman Inc.                                         4,000              99
      Sherwin-Williams Co.                                    23,800             735
 -    Shorewood Packaging                                      2,400              55
      Sigma-Aldrich Corp.                                     17,700             618
      Tyco International Ltd.                                  3,506             244
 -    UCAR International, Inc.                                 4,700             215
      Valspar Corp.                                            3,100              92
      Vulcan Materials Co.                                     6,500             510
                                                                        -------------
                                                                              11,744
                                                                        -------------
PRODUCER DURABLES (4.4%)
 -    American Power Conversion Corp.                         11,800             223
 -    Applied Materials, Inc.                                 10,800             764
      Caterpillar, Inc.                                        3,100             333
      Danaher Corp.                                            6,200             315
      Diebold, Inc.                                            5,700             222
      Dover Corp.                                             10,500             646
      Emerson Electric Co.                                     5,600             308
      W.W. Grainger, Inc.                                      2,700             211
      HON Industries, Inc.                                     1,800              80
      Hubbell Inc. Class B                                     6,500             286
 -    KLA-Tencor Corp.                                         1,000              49
 -    Lexmark International Group, Inc.
        Class A                                               13,500             410
 -    MICROS Systems, Inc.                                     1,700              71
      Molex, Inc.                                              8,625             315
      Pitney Bowes, Inc.                                      12,100             841
      Robbins & Myers, Inc.                                    2,800              92
      Snap-On Inc.                                             2,000              79
 -    Solectron Corp.                                          7,900             553
 -    Teradyne, Inc.                                           2,500              98
 -    Thermo Instrument Systems, Inc.                         11,100             340
 -    Thermedics Detection Inc.                                  630               7
 -    Thermedics, Inc.                                         6,300              99
      Thomas & Betts Corp.                                     6,500             341
      United Technologies Corp.                                3,400             282
                                                                        -------------
                                                                               6,965
                                                                        -------------
TECHNOLOGY (13.6%)
 -    Adaptec, Inc.                                            4,600             160
 -    Altera Corp.                                             6,500             328
 -    Anixter International Inc.                               5,500              95
 -    Ascend Communications, Inc.                              2,900             114
      Avnet, Inc.                                              1,100              63
 -    Cisco Systems, Inc.                                     21,800           1,463
 -    Compaq Computer Corp.                                   10,700           1,062
      Computer Associates
        International, Inc.                                   11,300             629
 -    CompUSA, Inc.                                            8,000             172
 -    Computer Sciences Corp.                                  6,000             433
 -    DST Systems, Inc.                                        2,600              87
      Dallas Semiconductor Corp.                               2,500              98

-------------------------------------------------------------------------------------
                                                                              MARKET
TRUSTEES' EQUITY FUND-                                                        VALUE*
U.S. PORTFOLIO                                                SHARES           (000)
-------------------------------------------------------------------------------------
 -    EMC Corp.                                                5,900    $        230
      Hewlett-Packard Co.                                     18,300           1,025
      Intel Corp.                                             14,800           2,095
      International Business
        Machines Corp.                                        34,200           3,084
      Linear Technology Corp.                                  1,500              77
      Lucent Technologies, Inc.                                5,800             418
 -    McAfee Associates, Inc.                                  2,600             164
 -    Mercury Interactive Corp.                                5,800              86
 -    Microsoft Corp.                                         29,600           3,743
 -    Micron Technology, Inc.                                 11,900             475
      Motorola, Inc.                                          28,500           2,166
 -    Oracle Corp.                                            19,200             966
 -    Parametric Technology Corp.                              6,000             255
 -    PeopleSoft Inc.                                          3,100             164
 -    SCI Systems, Inc.                                       11,200             714
 -    Sterling Commerce, Inc.                                  2,300              76
 -    Tellabs, Inc.                                            3,600             201
      Texas Instruments, Inc.                                  4,000             336
 -    3 Com Corp.                                             12,650             568
                                                                        -------------
                                                                              21,547
                                                                        -------------
UTILITIES (6.0%)
      American Electric Power Co., Inc.                        1,500              63
      American Water Works Co., Inc.                           6,900             147
      Ameritech Corp.                                         13,700             931
      Aquila Gas Pipeline Corp.                                2,400              33
      Baltimore Gas & Electric Co.                             6,400             171
      Bell Atlantic Corp.                                     18,100           1,373
      Brooklyn Union Gas Co.                                   2,700              77
 -    Chancellor Broadcasting Co.
        Class A                                                2,600             104
      DPL, Inc.                                                8,900             219
      Dominion Resources, Inc.                                 7,300             267
      Duke Energy Corp.                                        8,200             393
      FPL Group, Inc.                                         14,000             645
      GTE Corp.                                               38,400           1,685
      National Fuel Gas Co.                                    3,400             143
      New England Electric System                              4,100             152
      NYNEX Corp.                                              6,000             346
      SBC Communications Inc.                                 18,000           1,114
      Southern Co.                                            22,900             501
      Sprint Corp.                                             8,000             421
      TECO Energy, Inc.                                        6,500             166
      Texas Utilities Co.                                      9,000             310
      UtiliCorp United, Inc.                                   4,900             143
      Wisconsin Energy Corp.                                   7,500             186
                                                                        -------------
                                                                               9,590
                                                                        -------------
OTHER (6.2%)
 -    Bell & Howell Co.                                        3,600             111
      Brunswick Corp.                                         13,200             413
      Carlisle Co., Inc.                                       2,800              98
      Cooper Industries, Inc.                                 10,900             542
      Dresser Industries, Inc.                                 8,100             302
      General Electric Co.                                    98,100           6,413
      Hillenbrand Industries, Inc.                             6,300             299
      Lancaster Colony Corp.                                   3,600             174
      Minnesota Mining &
        Manufacturing Co.                                      3,500             357
      Standard and Poor's
        Depositary Receipts                                    7,100             627
      Tenneco, Inc.                                            3,900             176
 -    Thermo Electron Corp.                                    6,100             210
      Trinity Industries, Inc.                                 5,400             171
                                                                        -------------
                                                                               9,893
                                                                        -------------
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $121,133)                                                              155,589
-------------------------------------------------------------------------------------

                                                                FACE
                                                              AMOUNT
                                                               (000)
-------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.4%)
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.93%, 7/1/97
(COST $3,847)                                                 $3,847           3,847
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
(COST $124,980)                                                              159,436
-------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
-------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                      833
Liabilities--Note F                                                           (1,228)
                                                                        -------------
                                                                                (395)
-------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------
Applicable to 3,875,593 outstanding
 shares of beneficial interest
 (unlimited authorization)                                                  $159,041
=====================================================================================

NET ASSET VALUE PER SHARE                                                     $41.04
=====================================================================================

* See Note A in Notes to Financial Statements.
- Non-Income Producing Security.

-------------------------------------------------------------------------------------
AT JUNE 30, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------
                                                              AMOUNT             PER
                                                               (000)           SHARE
-------------------------------------------------------------------------------------
Paid in Capital--Note D                                     $113,845          $29.38
Overdistributed Net
  Investment Income                                              (11)             --
Accumulated Net
  Realized Gains--Note D                                      10,751            2.77
Unrealized Appreciation--Note E                               34,456            8.89
-------------------------------------------------------------------------------------
NET ASSETS                                                  $159,041          $41.04
=====================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------------------------------
                                                 TRUSTEES' EQUITY FUND-U.S. PORTFOLIO
                                                       SIX MONTHS ENDED JUNE 30, 1997
                                                                                (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                 $  1,172
   Interest                                                                        89
                                                                        -------------
      Total Income                                                              1,261
                                                                        -------------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                   290
      Performance Adjustment                                                     (134)
   The Vanguard Group--Note C
      Management and Administrative                                               190
      Marketing and Distribution                                                   15
   Custodian Fees                                                                  18
   Auditing Fees                                                                    4
   Shareholders' Reports                                                            5
                                                                        -------------
      Total Expenses                                                              388
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             873
-------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                17,287
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES       7,891
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $26,051
=====================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------
                                                                   TRUSTEES' EQUITY FUND-
                                                                       U.S. PORTFOLIO
                                                                ---------------------------
                                                                   SIX MONTHS          YEAR
                                                                        ENDED         ENDED
                                                                JUN. 30, 1997 DEC. 31, 1996
                                                                        (000)         (000)
-------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                             $    873      $  2,434
   Realized Net Gain                                                   17,287        27,920
   Change in Unrealized Appreciation (Depreciation)                     7,891        (2,268)
                                                                ---------------------------
      Net Increase in Net Assets Resulting from Operations             26,051        28,086
                                                                ---------------------------
DISTRIBUTIONS
   Net Investment Income                                                 (851)       (2,491)
   Realized Capital Gain                                               (8,759)      (25,106)
                                                                ---------------------------
      Total Distributions                                              (9,610)      (27,597)
                                                                ---------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                              17,651        19,717
   Issued in Lieu of Cash Distributions                                 9,109        26,307
   Redeemed                                                           (41,848)      (26,280)
                                                                ---------------------------
      Net Increase (Decrease) from Capital Share Transactions         (15,088)       19,744
-------------------------------------------------------------------------------------------
   Total Increase                                                       1,353        20,233
-------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                157,688       137,455
                                                                ---------------------------
   End of Period                                                     $159,041      $157,688
===========================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                 457           511
   Issued in Lieu of Cash Distributions                                   248           713
   Redeemed                                                            (1,082)         (686)
                                                                ---------------------------
      Net Increase (Decrease) in Shares Outstanding                      (377)          538
===========================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

------------------------------------------------------------------------------------------------------------------------
                                                                     TRUSTEES' EQUITY FUND-U.S. PORTFOLIO
                                                                            YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED  -------------------------------------------------------------
THROUGHOUT EACH PERIOD                      JUNE 30, 1997        1996         1995         1994        1993        1992
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $37.08      $37.01       $29.09       $30.65      $28.43      $28.20
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                              .23         .65          .62          .34         .43         .68
   Net Realized and Unrealized Gain (Loss)
      on Investments                                 6.39        6.87         8.96        (1.53)       4.38        1.08
                                                ------------------------------------------------------------------------
      Total from Investment Operations               6.62        7.52         9.58        (1.19)       4.81        1.76
                                                ------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income              (.22)       (.67)        (.61)        (.34)       (.43)       (.67)
   Distributions from Realized Capital Gains        (2.44)      (6.78)       (1.05)        (.03)      (2.16)       (.86)
                                                ------------------------------------------------------------------------
      Total Distributions                           (2.66)      (7.45)       (1.66)        (.37)      (2.59)      (1.53)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $41.04      $37.08       $37.01       $29.09      $30.65      $28.43
========================================================================================================================

TOTAL RETURN                                       18.73%      21.30%       33.21%       -3.91%      17.24%       6.45%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)              $159        $158         $137         $113        $119         $68
   Ratio of Total Expenses to
      Average Net Assets                           0.53%*       0.49%        0.56%        0.73%       0.90%       0.65%
   Ratio of Net Investment Income to
      Average Net Assets                           1.20%*       1.68%        1.79%        1.14%       1.43%       2.33%
   Portfolio Turnover Rate                           78%*        114%          77%         151%        139%        209%
   Average Commission Rate Paid                    $.0527      $.0534          N/A          N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard/Trustees' Equity Fund-U.S. Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Geewax, Terker & Company provides investment advisory services to the Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the S&P 500 Index. For the six months ended June 30, 1997, the advisory fee represented an effective annual basic rate of 0.40% of the Portfolio's average net assets before a decrease of $134,000 (an annual rate of 0.18%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the board of trustees. At June 30, 1997, the Portfolio had contributed capital of $12,000 to Vanguard (included in Other Assets), representing 0.1% of Vanguard's capitalization. The Portfolio's trustees and officers are also directors and officers of Vanguard.

D. During the six months ended June 30, 1997, the Portfolio purchased $55,841,000 of investment securities and sold $81,617,000 of investment securities, other than temporary cash investments.

    During the six months ended June 30, 1997, the Portfolio realized $6,515,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged Portfolio shares for securities held by the Portfolio rather than for cash. Because such gains are not taxable to the Portfolio, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

E. At June 30, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $34,456,000, consisting of unrealized gains of $35,226,000 on securities that had risen in value since their purchase and $770,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at June 30, 1997, was $472,000, for which the Portfolio held cash collateral of $490,000.

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer,
         Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional Investor Group.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:

Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q252-6/97